1 TRANSFORMING THE FUTURE Investor Update: June 2026

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, credit ratings, credit metrics, debt-financings, construction costs, investment opportunities, corporate initiatives, rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions, including rider reconciliations; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan, including projects related to providing services to data centers and other large-scale customers; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; changes in and uncertainty around federal, state, and local legislation and regulation, including changes in rate-setting policies or procedures and environmental standards, in the enforcement of these laws and regulations and in the interpretation of regulations or permit conditions by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, including as a result of changes to government trade policies, geopolitical tensions between the U.S. and other countries, or other new, protracted or escalating regional or international conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; the ability of the Company to successfully and/or timely adopt new technologies, including artificial intelligence; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2025, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 A Premier Energy Company in America’s Heartland * As of May 22, 2026 $36.9 billion market cap* 4.8 million retail customers $51.7 billion of assets 60% ownership of American Transmission Company Ranked first overall in the 2025 E Source Large Business Customer Satisfaction Study

4 $1 $2 $3 $4 $5 $6 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26E 1. Estimated based on 2026 guidance midpoint of $5.56 per share. 2. See Appendix for reconciliation of adjusted amounts to GAAP amounts. $5.51-$5.61 $3.81 $1 $2 $3 $4 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26E 3. Annualized based on 4th quarter 2015 dividend of 45.75 cents per share. 4. Annualized based on 1st quarter 2026 dividend of 95.25 cents per share. Exceeded or achieved EPS guidance for multiple decades History of Consistent, Strong Earnings and Dividend Growth ~6.7% CAGR1 Annualized Dividends Per Share ~6.9% CAGR Earnings Per Share GAAP Adjusted2 2026 Guidance 3 4

5 22 consecutive years of exceeding or meeting top end of earnings guidance* Consistent Performance Over Time * On an adjusted basis

6 $5.22 2025 2026 2027 2028 2029 2030 Robust Long-Term EPS Growth Outlook 1. Growth rate based on $5.22 per share, the midpoint of our 2025 adjusted guidance.

7 Strong Dividend Growth Continues ▪ In January, dividend was raised by 6.7% to a new annual rate of $3.81 per share* ▪ 23rd consecutive year of rewarding shareholders with higher dividends ▪ Top-decile dividend growth in industry** ▪ Included in S&P's High Yield Dividend Aristocrats Index ▪ Expect to grow dividend at a rate of 6.5-7% ▪ Targeting payout ratio of 65-70% of earnings *Annualized based on the first quarter of 2026 dividend of 95.25 cents per share. ** Reflects current and expected dividends declared in 2026.

8 What’s New?

9 Wisconsin Very Large Customer (VLC) Tariff Approved Meets the unique needs of very large customers while protecting other customers and shareholders ▪ Applies to customers with 100 MW or more of forecasted new load ▪ Customer subscribes to a portion of one or more dedicated new generation resources ▪ Terms: ▪ Wind and solar: 20 years ▪ Depreciable life for natural gas and battery storage assets ▪ Fixed for entire term: Return on Equity range of 10.48% to 10.98% and Equity Ratio of 57% ▪ Specific ROE within range agreed upon with customers ▪ Revenues and costs recovered through tariff excluded from future rate case proceedings and earnings sharing mechanisms ▪ Early termination: Customer pays for remaining net book value, to the extent it cannot be repurposed PSCW written order received May 21, 2026

10 Wisconsin Rate Reviews On April 1, Wisconsin Electric, Wisconsin Gas and Wisconsin Public Service filed applications with the state Public Service Commission In 2027, we’ll focus our investment on: ▪ Building infrastructure needed to support jobs and economic growth in Wisconsin ▪ Enhancing reliability and safety (grid hardening) * Electric proposed increases excludes fuel ** Gas proposed increases excludes the impact of the costs directly assigned to natural gas electric generation facilities Proposed Base Rate Increases Wisconsin Electric 2027 2028 Electric* 4.7% 4.5% Natural Gas** 0.3% 4.9% Wisconsin Gas Natural Gas 6.8% 4.0% Wisconsin Public Service Electric* 6.3% 3.5% Natural Gas 4.9% 1.5%Order expected in Q4 2026 for new rates effective January 1, 2027 & 2028 Typical Wisconsin Electric and Wisconsin Public Service residential customer bills are, and will continue to be, below the national average and in line with utilities in Wisconsin and across the Midwest.

11 Wisconsin Rate Review Summary Wisconsin Electric Wisconsin Gas Wisconsin Public Service Electric Natural Gas Natural Gas Electric Natural Gas Current ROE 9.8% 9.8% 9.8% 9.8% 9.8% Current Equity Ratio 53.0% 53.0% 53.0% 53.0% 53.0% Proposed ROE 9.9% 9.9% 9.9% 9.9% 9.9% Proposed Equity Ratio 53.5% 53.5% 53.5% 55.0% 55.0% Forecasted 2027 Rate Base (in millions) $ 10,179* $ 2,290 $ 2,571 $ 5,051 $ 1,037 Earnings Sharing Mechanism • No sharing on first 15 bp above allowed ROE • 50/50 on next 25 bp • 100% to customers beyond 40 bp • No sharing on first 15 bp above allowed ROE • 50/50 on next 60 bp • 100% to customers beyond 75 bp *Does not include VLC

12 Illinois Rider Settlement Approved The Illinois Commerce Commission (ICC) approved the settlement agreement among Peoples Gas (PGL), North Shore Gas (NSG), the Illinois Attorney General, CUB, and ICC Staff to resolve all issues related to 12 open dockets for a total of approximately $2.3 billion, excluding carry costs. ▪ Resolves Qualifying Infrastructure Plant Rider (QIP) annual reconciliation proceedings from 2017- 2023 (PGL) ▪ Resolves Uncollectible Expense Adjustment Rider (UEA) annual reconciliation proceedings from 2019-2023 (PGL/NSG) ▪ Settlement terms ▪ $130 million gross plant reduction, prospective with new rates in pending rate case (Rider QIP) ▪ $75 million cash credit, payable over three years (Rider QIP) ▪ $50 million cash credit, payable over three years (Rider UEA) ▪ ICC 5-0 approval received May 21, 2026

13 Illinois Rate Reviews ▪ In January, Peoples Gas and North Shore Gas filed applications with the Illinois Commerce Commission: ▪ The estimated customer impact of our filing—if approved by state regulators—would be $10 to $11 per month for the typical Peoples Gas residential customer. ▪ Chicago home heating bills are among the lowest of other major U.S. cities in the coldest month. That is expected to continue with this filing. Peoples Gas North Shore Gas Current ROE 9.38% 9.38% Current Equity Ratio 50.79% 52.58% Proposed ROE 10.10% 10.10% Proposed Equity Ratio 54.0% 54.0% Forecasted 2027 Rate Base $4,671M $433M Proposed Base Rate Increase $201.3M $12.7M Order expected in Q4 2026 for new rates effective January 1, 2027

14 Powering Industry Leaders in Our Region

15 Longer-Term Sales and Load Growth Remain Strong Wisconsin Segment Year-Over-Year 2028-2030 Electric 6.0%-8.0% Gas 0.7%-1.0% Sales Growth Forecast (weather-normalized) 2026-2030 expecting to add 3.9 GW (~45%) of electric demand

16 2.6 GW of Demand Forecasted through 2030 Robust demand along I-94 Milwaukee to Chicago corridor: Microsoft Data Center ▪ Announced investment of $20+ billion ▪ $7.3 billion – Phase 1 and 2 ▪ $13 billion - Additional ▪ Building 15 additional data centers beyond Phase 1 and 2 ▪ More than 2,200 acres purchased to date ▪ Phase 1 operations commenced in April 2026 Strong Regional Growth ‘Mount Pleasant AI data center will be among the world’s most advanced’ –Brad Smith, President of Microsoft BizTimes Milwaukee © Microsoft

17 Strong Regional Growth 1.3 GW of Demand Forecasted through 2030 Vantage Data Centers is developing a large campus that will be part of OpenAI and Oracle’s partnership for the Stargate expansion: ▪ Four data center buildings under construction on 670 acres with expected investment of $15+ billion in Port Washington ▪ 4,000+ construction jobs ▪ 1,000+ permanent jobs ▪ Site potential up to 3.5 GW over time ▪ Approximately 1,900 acres © Vantage Data Centers Port Washington data center rendering

18 $20.3 $1.3 $4.7 $7.1 $4.1 $37.5 2026-2030 Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater. $ In billions Largest Five-Year Capital Plan in Company History 2026-2030 Capital Plan Supports 7.0% to 8.0% Long-Term EPS Growth

19 $37.5 Billion Projected Capital Spend From 2026-2030 Capital Plan Drives EPS Growth Depreciation at utilities expected to average $1.6 billion annually, and $190 million at ATC, over 2026-2030 period *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment. ** Includes all gas utilities and Bluewater. 2,581 4,311 4,412 4,583 4,348 178 82 112 326 623 972 946 973 805 1,025 1,287 1,611 1,469 1,336 1,378 657 802 886 896 901 $5,675 $7,752 $7,852 $7,946 $8,275 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2026 2027 2028 2029 2030 Electric Transmission (ATC)* Gas Distribution** Electric Distribution WI LNG Capacity Electric Generation

20 Diverse Portfolio of Businesses 63% 14% 4% 9% 10% WI IL MI/MN WECI ATC* By Jurisdiction By Business Based on average asset base. *ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the asset base. 2030E Asset base $59.6 billion2025A Asset base $34.2 billion 11.7% CAGR 58% 23% 5% 4% 10% 49% 30% 2% 9% 10% 58% non-VLC/bespoke 15% VLC/bespoke 10% 3% 4% 10% 73% Total WI Electric generation and distribution Natural gas distribution LNG (distribution and generation) WECI Electric transmission*

21 Solar 3,850 MW $7.9 billion Battery Storage 2,130 MW $2.9 billion Wind 555 MW $1.8 billion Grand Total 6,535 MW $12.6 billion Investing $12.6 Billion in Regulated Renewables 2026-2030 Capital Plan Dollars exclude capital spend outside of 2026-2030.

22 2026-2030 Capital Plan Investing $7.4B in Our Thermal Generation Fleet and LNG Capacity Rendering of Oak Creek Combustion Turbines and LNG Storage Facility Combustion Turbines 3,300 MW $5.2 billion RICE Generation 180 MW $240 million CCGT Summer Upgrades 150 MW $280 million Coal to Gas Conversions and Fuel Oil Backup $370 million Dollars exclude capital spend outside of 2026-2030. Investing $6.1B in our thermal generation fleet Modern, efficient natural gas generation serves as a critical resource in our energy transformation. Investing $1.3B in LNG storage facilities LNG provides a solution to ensure gas supply for power generation and to meet peak customer demand for heating. LNG Storage Facilities 6 Bcf $1.3 billion

23 $1,095 $1,337 $1,477 $1,493 $1,502 $657 $802 $886 $896 $901 2026 2027 2028 2029 2030 ATC WEC portion 60% Capital Drivers*: ▪ Economic Growth ▪ $1.4 billion ▪ LRTP ▪ Tranche 1 ▪ $700 million ▪ Tranche 2 ▪ $400 million ▪ $800 million additional investment expected 2031 and beyond (2024 dollars) WEC portion of ATC investment expected from 2026-2030: $4.1 billion Future Transmission Investment Projected Capital Expenditures (millions) * All amounts represent WEC’s 60% portion.

24 Pipe Retirement Program (PRP) ▪ Plan to retire over 1,000 miles of older, cast and ductile iron pipe (less than 36 inches in diameter) ▪ Annual investment for pipe replacement expected to ramp up to $500 million in 2028 ▪ ICC ordered program to be complete by January 1, 2035 Illinois

25 Projected Cash Flows and Financing Plan ($ in billions) Cash from Operations $20.5 - $21.5 Common Equity $5.3 - $5.7 Dividends $7.6 - $7.8 Capital Plan 1 $33.3 Cash Uses Cash Sources Incremental Debt 2 $14.2 - $14.8 1. Excludes ATC’s capital. ATC is accounted for using the equity method. 2. Includes $5.0B - $6.0B of junior subordinated notes or other securities with equity content. 2026-2030

26 Credit Quality — Maintaining a Healthy Balance Sheet Current Issuer Credit Ratings Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 FFO/Debt Metrics 2026-2030 WEC Energy Group Target S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16%

27 Coal Generation ▪ Since 2018, we have retired nearly 2,500 MW of fossil fuel generation ▪ Retirements planned: ▪ Oak Creek Units 7-8: 611 MW (targeting end of 2027)* ▪ Weston Unit 3: 328 MW (expected end of 2031) ▪ Enhancing fuel flexibility (gas blending) at Oak Creek Power the Future units and Weston Unit 4** ▪ Evaluating the future of Columbia Units 1 and 2 ▪ Exploring conversion of both units to natural gas ▪ By end of 2030, we expect to use coal only as a backup fuel. We plan to eliminate coal as an energy source by end of 2032 *The decision to keep the Oak Creek units available will better position us to serve customers with safe, reliable and affordable energy on the hottest and coldest days of the year. The extension of the Oak Creek units will serve as a bridge until new dispatchable generation begins coming online, which is expected in late 2027. **Filed for acquisition of an additional 165 MW of Weston 4 for an estimated investment of $150 million. Pending regulatory approval.

28 * We have paused our near-term reduction goals due to a combination of factors, including tightened energy supply requirements in the Midwest power market and the need to serve our customers with reliable and affordable energy. However, our long-term goal to achieve net carbon neutral electric generation by 2050 remains intact, aligned with global emissions pathways aimed at limiting warming to 1.5°C. Tracking Carbon Reduction -100 -80 -60 -40 -20 0 2005 2025 Achieved CO2 reductions (net mass) -53% Goal*: Net carbon neutral by end of 2050 Electric Generation

29 Key Takeaways for WEC Energy Group ▪ Consistent, strong earnings growth ▪ Top-decile dividend growth ▪ Capital plan supported by economic growth ▪ Drives premium long-term EPS growth of 7.0% to 8.0% on a compound annual basis ▪ 100% of capital allocated to regulated businesses ▪ Poised to deliver among the best risk-adjusted returns in the industry

Appendix

31 Electric Transmission 60% ownership Electric DistributionElectric Generation Natural Gas Distribution Energy Infrastructure

32 Solar Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Koshkonong Solar Park 5-BS-258 Approved 270 565E WEPCO/ WPS 90%1 2026 High Noon Solar Park 5-BS-276 270 576E 2027 Ursa Solar Park 5-BS-280 180 406E 2027 Saratoga Solar Park 135 314E 2028 Dawn Harvest Solar 5-BS-281 135 303E 2028 Good Oak Solar Park 5-CE-159 88 194E 2028 Gristmill Solar Park 60 130E 2028 Sinissippi Solar Park 6630-BS-102 Q4 2026 100 277E WEPCO 100% 2028 Whitewater Solar Park 5-BS-287 180 411E WEPCO/WPS 100% 2028 Emerald Bluffs Solar Park 5-BS-288 203 510E WEPCO 90%1 2029 Dawn Break Solar Park 5-BS-289 162 377E 2029 Fox Solar Park 5-BS-290 90 238E 2028 Akron Solar Park 5-BS-291 180 461E 2029 Superior Solar Park 5-BS-292 135 354E 2028 Renegade Solar U-21081 Approved 100 226E UMERC 100% In-Service Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric owns/will own a minority interest at each site.

33 Battery Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Darien Battery Park 5-BS-255 Approved 68 140E WEPCO/WPS 90%1 2027 Koshkonong Battery Park 5-BS-258 149 272E 2027 High Noon Battery Park 5-BS-276 149 307E 2027 Saratoga Battery Park 5-BS-280 45 92E 2028 Dawn Harvest Battery Park 5-BS-281 50 106E WEPCO 100% 2028 Dawn Break Battery Park 5-BS-289 Q4 2026 162 320E WEPCO 90%1 2029 Regulated Renewable Generation and Storage Projects 1. Madison Gas and Electric owns/will own a minority interest at each site. Wind Projects Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Badger Hollow Wind 5-BS-282 Approved 100 320E WEPCO/WPS 90%1 2027 Whitetail Wind 60 200E 2027

34 Project Docket Anticipated Approval WEC Capacity (MW) WEC Investment ($M) Ownership Anticipated In-Service Oak Creek CTs 6630-CE-317 Approved 1,100 1,200E WEPCO 100% 2027/2028 Paris RICE generation 6630-CE-316 128 300E 2027 Oak Creek LNG 6630-CG-140 - 456E 2027 Rochester Lateral 6630-CG-139 - 200E 2027 ERGS Fuel Flexibility 5-CE-161 Q4 2026 - 132E WEPCO 83.34% 2028 PWGS Turbine Upgrade 6630-CE-318 100 227E WEPCO 100% 2028 Foundry Ridge CTs 6630-BS-103 270 550E 2028 Red Oak Ridge CTs 6630-BS-104 1,125 1,700E 2029/2030 Weston 4 Acquisition 5-BS-293 Q3 2026 165 150E 2026 Thermal Generation and Other Projects

35 Responsible Governance Appointed six new independent directors since 2020 — increasing depth of utility experience of our board of directors. $24 million Contributed by our companies and foundations to nonprofit organizations in 2025. $324 million Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2025. $137 million Spent on energy efficiency and conservation in 2025. Commitment to Stewardship and Governance

36 73% 33% 7% 36% 55% 17% 21% 17% 3% 10% 27% 2005 2025 2030E 2032 2050 Coal Natural Gas Nuclear Renewables 1% Net carbon neutral goal Planned exit from coal Exiting Coal Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers)

37 Clean Energy Pilot Projects Investing in Innovation Organic Flow Battery Storage ▪ Leading a pilot project to test a new ‘green battery’ – a form of long-duration energy storage that incorporates environmentally friendly materials ▪ Partnering with EPRI and CMBlu Energy ▪ Project will test battery system performance, including the ability to store and discharge energy for up to twice as long as the typical lithium-ion batteries in use today Columbia Energy Storage Project ▪ 20 MW carbon dioxide-based, long duration battery project being developed at Columbia Energy Center ▪ Partnering with Energy Dome, Alliant Energy and Madison Gas and Electric ▪ Battery charges by converting CO2 into a compressed liquid stored under pressure. Liquid is converted back to gas to power a turbine generating electricity without emitting CO2

38 In service Total Project Capacity (MW) Investment (in millions) Wind ● Upstream 200 $307 ● Bishop Hill III 132 166 ● Coyote Ridge 97 145 ● Blooming Grove 250 389 ● Tatanka Ridge 155 240 ● Jayhawk 190 282 ● Thunderhead 300 381 ● Sapphire Sky 250 442 Solar ● Samson I 250 278 ● Maple Flats 250 431 ● Delilah I 300 462 ● Hardin III 250 406 Total 2,624 $3,929 SD IL NE KS TX OH WEC Infrastructure Portfolio

Infrastructure Investment Summary

Project	Ownership Percentage	Offtake Agreement	WEC Commercial Operations
Bishop Hill III Wind Energy Center	90% ownership	WPPI Energy – 22 years	8/31/18
Upstream Wind Energy Center	90% ownership	Affiliate of Allianz – 10 years	1/10/19
Coyote Ridge Wind Farm	82% ownership and 99% of tax benefits	Google Energy LLC – 12 years	12/20/19
Blooming Grove Wind Farm	90% ownership	Verizon and Saint-Gobain North America – 12 years	12/8/20
Tatanka Ridge Wind Farm	86% ownership and 99% of tax benefits	Google Energy – 12 years Dairyland Power – 10 years	1/5/21
Jayhawk Wind Farm	90% ownership and 99% of tax benefits	Meta Platforms Inc. – 10 years	12/15/21
Thunderhead Wind Energy Center	90% ownership	Verizon, GM, Ultium Cells LLC, and a Fortune 100 Company – 12 years	11/16/22
Sapphire Sky Wind Energy Center	90% ownership	Microsoft Corp – 12 years	2/7/23
Samson I Solar Energy Center	90% ownership	AT&T Corp – 15 years	80% on 2/24/23, 10% on 1/1/24
Maple Flats Solar Energy Center	90% ownership	Verizon – 15 years	11/21/24
Delilah I Solar Energy Center	90% ownership	Honda and Tesla – 15 years	12/3/24
Hardin Solar III Energy Center	90% ownership	Microsoft Corp – 15 years	2/11/25

WEC Energy Group

39

40 Company 2026 2027 2028 Wisconsin Electric $3,212.1 $4,670.5 $4,666.0 Wisconsin Gas 257.5 296.3 257.7 Wisconsin Public Service 706.3 959.0 999.4 Upper Michigan Energy 47.1 26.7 26.6 Wisconsin Segment $4,223.0 $5,952.5 $5,949.7 Peoples Gas 512.7 680.7 700.0 North Shore Gas 53.9 57.7 44.0 Illinois Segment $566.6 $738.4 $744.0 Minnesota Energy Resources 62.8 67.3 77.7 Michigan Gas Utilities 52.2 43.2 47.8 Other States Segment $115.0 $110.5 $125.5 We Power 96.3 130.9 122.7 Bluewater 1.9 1.6 2.3 Infrastructure Investments 0.0 0.0 0.0 Nonutility Energy Infrastructure $98.2 $132.5 $125.0 Corporate and Other $15.3 $15.6 $21.4 Subtotal $5,018.1 $6,949.5 $6,965.6 ATC Investment* $656.9 $802.0 $886.1 Total WEC Capital Projection $5,675.0 $7,751.5 $7,851.7 Capital Plan Projections ($ in millions) * ATC is accounted for using the equity method; this represents WEC Energy Group’s portion of the investment.

41 Composition of Asset Base Total 2025 Average Asset Base of $34.2 Billion Note: We Power value represents investment book value for lease calculation purposes. Company Asset Base - $B % of Total Wisconsin Electric $10.5 30.7% Wisconsin Gas 2.3 6.7 Wisconsin Public Service 5.2 15.2 Upper Michigan Energy Resources 0.5 1.5 Peoples Gas 4.4 12.9 North Shore Gas 0.4 1.2 Minnesota Energy Resources 0.5 1.5 Michigan Gas Utilities 0.4 1.2 We Power 3.2 9.3 Bluewater 0.3 0.9 WEC Infrastructure 3.2 9.3 American Transmission Company 3.3 9.6 Total $34.2 100%

42 Power the Future Investments Port Washington (Natural Gas) Oak Creek Expansion (Coal/Co-Fire Gas2) Capacity1 1,090 MW 1,030 MW ROE / Equity 12.7% / 53% 12.7% / 55% 2024 Investment Book Value for Lease Calculation Purposes1 $790 million $2.4 billion Base Lease Term 25 years 30 years Base Lease Term Expiration Unit 1 – July 2030 Unit 2 – May 2033 Unit 1 – February 2040 Unit 2 – January 2041 1. All capacity and investment amounts reflect WEC ownership only. Capacity value shown in table is amount guaranteed in lease agreement. 2. Pending PSCW approval.

43 Port Washington Power the Future Lease Renewal WEPCO filed a $227 million Turbine Upgrade project at Port Washington* Three options: ▪ Renew the lease ▪ First Renewal is 50% of last base term payment for 7 years (Unit 1 – July 2037, Unit 2 – May 2040) ▪ Turbine Project earns 100% of the original lease term (12.7% ROE and 53% equity ratio) from in service through end of 1st renewal period ▪ Purchase the unit at the FMV appraisal from appraiser approved by the PSCW ▪ Walk away We expect at this time that the renewal of the lease is the most advantageous for customers *Subject to PSCW approval.

44 National Leader in Operating Efficiency and Financial Discipline $29.69 $11.90 $16.80 $19.60 $20.00 $20.00 $23.00 $23.80 $25.60 $26.10 $50.20 $89.60 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2024 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission used by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 11 vertically integrated electric utilities by Dec. 31, 2024 market cap W E C A V E R A G E

45 Projected Financing Plans for 20261 $400 $600 $1,400 - $2,000 $2,000 - $2,500 $900 - $1,100 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Holding Company Utilities & Energy Infrastructure Equity Issuances (i n m ill io n s ) Completed Financing Planned Financing Existing Facilities $1.8B net liquidity (as of Apr. 30, 2026) $3.9B 2 1. Amounts and timing are subject to material change based upon numerous factors, including market conditions, regulatory approvals, capital requirements and investment opportunities. 2. Includes refinancing for $1,350 million of senior notes and may include new junior subordinated notes or other securities with equity content. 3. Common equity issuances through March 31, 2026 were $25 million. The company has also entered into approximately $430 million of forward equity contracts via the ATM program that will settle in the future. 3

46 33% Large C&I by Segment Paper/Packaging 24% Mining/Minerals 10% Foundry (SIC 33) 8% Other Manufacturing 8% Medical 7% Metal (SIC 34,35,37) 6% Food/Agriculture 6% Education 4% Chemical 3% Printing 2% Office 2% Data Centers 1% Other 19% Balanced and Diverse Sales Mix Large C&I 33% Residential and Farm 31% Small C&I 36% 2025 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

47 Estimated Decision Date Wisconsin (apps.psc.wi.gov) ▪ Decision on Very Large Customer Tariff (Docket: 6630-TE-113 filed 3/31/25)  ▪ Decision on general rate review for new base rates effective 1/1/2027 (Dockets: WE and WG: 5-UR-112 and WPS: 6690-UR-129) Q4 2026 Illinois (icc.illinois.gov) ▪ Decision on 2017-2023 Rider QIP Reconciliations*  ▪ Decision on 2019-2023 Rider UEA Reconciliations*  ▪ Decision on general rate review for new base rates effective 1/1/2027 (Dockets: PGL 26-0065 and NSG 26-0066 filed 1/5/26) Q4 2026 Regulatory Matters *Resolved by approved settlement discussed on slide 12.

48 Regulatory Environment Wisconsin Commissioners Name Party Current Term Starts Current Term Ends Summer Strand Chair D 03/2023 03/2029 Kristy Nieto* D 04/2025 03/2031 Marcus Hawkins* D 04/2024 03/2027 Wisconsin ▪ Governor Tony Evers (D) ▪ Term ends January 2027 ▪ Commission ▪ Gubernatorial appointment, Senate confirmation ▪ Chairman: Gubernatorial appointment ▪ 6-year staggered terms Illinois ▪ Governor J.B. Pritzker (D) ▪ Term ends January 2027 ▪ Commission ▪ Gubernatorial appointment, Senate confirmation ▪ Chairman: Gubernatorial appointment ▪ 5-year staggered terms Illinois Commissioners Name Party Current Term Starts Current Term Ends Doug Scott Chair D 06/2023 01/2029 Conrad Reddick D 03/2023 01/2028 Michael Carrigan* D 02/2025 02/2030 Ann McCabe R 02/2022 01/2027 Stacey Paradis R 03/2023 01/2028 * Pending confirmation

49 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric – non-VLC/Bespoke 50.50%-55.50% 9.80%2 Wisconsin Electric – VLC/Bespoke 57.00% 10.48%-10.98%3 Wisconsin Public Service 50.50%-55.50% 9.80%2 Wisconsin Gas 50.50%-55.50% 9.80%2 Peoples Gas 50.79% 9.38% North Shore Gas 52.58% 9.38% Minnesota Energy Resources 53.00% 9.65% Michigan Gas Utilities 50.00% 9.86% Upper Michigan Energy Resources 50.00% 9.86% We Power 53.00%-55.00% 12.70% American Transmission Company 50.00% 10.48% 1. Represents the equity component of capital; rates are set at the midpoint of any range. 2. Earnings sharing mechanism excludes earnings from VLC customers. 3. Specific ROE within range agreed upon with customers.

50 Key Rate-Making Components State Illinois Minnesota Michigan Wisconsin Utility Gas Gas Electric and Gas Gas Electric Gas Pipeline Replacement Rider MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing WPS and WG: No sharing on first 15 bp above allowed ROE, 50/50 on next 60 bp, 100% to customers beyond 75 bp WEPCO(non-VLC/bespoke): No sharing on first 15 bp above allowed ROE, 50/50 on next 25 bp, 100% to customers beyond 40 bp

Reconciliation of EPS (GAAP) to Adjusted EPS (Non-GAAP)

	2015	2016	2017	2023	2024	2025
EPS – GAAP basis	$2.34	$2.96	$3.79	$4.22	$4.83	$4.81
Acquisition Costs	0.39	0.01	–			
Integrys Earnings	(0.47)					
Impact of Additional Shares	0.47					
Tax Benefit Related to Tax Cuts and Jobs Act of 2017			(0.65)			
Illinois Disallowance				0.41		
QIP Disallowance					0.06	
Illinois Rider Settlement Increase						0.46
Adjusted EPS – Non-GAAP Basis*	**$2.73**	**$2.97**	**$3.14**	**$4.63**	**$4.88****	**$5.27**

* WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition; (5) a non-cash charge related to the ICC's disallowance of certain capital costs; (6) losses associated with the ICC disallowance related to its review of the 2016 Qualifying Infrastructure Plant (QIP) capital investments under the QIP rider; and (7) a charge reflecting an agreement on the terms of a proposed settlement PGL and NSG reached with the Illinois Attorney General that, if approved by the ICC, would resolve all open Illinois rider reconciliation proceedings. None of these items are indicative of WEC Energy Group's operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company's operating performance. Management uses such measures internally to evaluate the company's performance and manage its operations.

**2024 adjusted earnings per share does not add due to rounding.

WEC Energy Group

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52 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Pless Investor Relations Analyst Ashley.Pless@wecenergygroup.com 414-221-4088